Exhibit 1

  Name               Occupation                    Business Address
  Robert Miller      President and Chief           Cakewalk LLC
                     Executive Officer             250 West 57th Street, Suite
                                                   700
                                                   New York, NY 10107
  Peter Ezersky      Managing Director             Lazard Freres & Co. LLC
                                                   30 Rockefeller Plaza, 63rd
                                                   Floor
                                                   New York, NY 10020
  Joel Dorn          Creative Director             Cakewalk LLC
                                                   250 West 57th Street, Suite
                                                   700
                                                   New York, NY 10107
  Jonathan Foster    Managing Director             Lazard Freres & Co. LLC
                                                   30 Rockefeller Plaza, 63rd
                                                   Floor
                                                   New York, NY 10020
  David Goddard      Senior Vice President         Bear Stearns & Co., Inc.
                                                   245 Park Avenue, New York,
                                                   New York, 10167





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